Exhibit 24
ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 7th day of March, 2006.

/s/ Willard W. Brittain
Willard W. Brittain

STATE OF MINNESOTA )
           ) ss
COUNTY OF HENNEPIN )

On the 7th day of March, 2006, before me, personally came Willard W. Brittain to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 6th day of March, 2006.

/s/ Frederick W. Lang
Frederick W. Lang

STATE OF MINNESOTA )
           ) ss
COUNTY OF HENNEPIN )

On the 6th day of March, 2006, before me, personally came Frederick W. Lang to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 10th day of March, 2006.

/s/ Margaret A. Loftus
Margaret A. Loftus

STATE OF MINNESOTA )
                                               ) ss
COUNTY OF HENNEPIN )

On the 10th day of March, 2006, before me, personally came Margaret A. Loftus to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 6th day of March, 2006.

/s/ Edward M. Mahoney
Edward M. Mahoney

STATE OF MINNESOTA )
               ) ss
COUNTY OF HENNEPIN )

On the 6th day of March, 2006, before me, personally came Edward M. Mahoney to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 9th day of March, 2006.

/s/ Robb L. Prince
Robb L. Prince

STATE OF MINNESOTA )
           ) ss
COUNTY OF HENNEPIN )

On the 9th day of March, 2006, before me, personally came Robb L. Prince to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 5th day of March, 2006.

/s/ Krzysztof K. Burhardt
Krzysztof K. Burhardt

STATE OF MINNESOTA )
          ) ss
COUNTY OF HENNEPIN )

On the 5th day of March, 2006, before me, personally came Krzysztof K. Burhardt to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 7th day of March, 2006.

/s/ Michael B. Esstman
Michael B. Esstman

STATE OF MINNESOTA )
           ) ss
COUNTY OF HENNEPIN )

On the 7th day of March, 2006, before me, personally came Michael B. Esstman to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Jeffrey P. Baker or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 31, 2005 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 8th day of March, 2006.

/s/ Michael J. LaVelle
Michael J. LaVelle

STATE OF MINNESOTA )
               ) ss
COUNTY OF HENNEPIN )

On the 8th day of March, 2006, before me, personally came Michael J. LaVelle to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public